UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 15, 2015

Financial Institutions, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	0-26481	16-0816610
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

220 Liberty Street, Warsaw, New York		14569
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	585-786-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On April 15, 2015, Financial Institutions, Inc. (the "Company") completed the offering and sale of $40 million aggregate principal amount of its 6.00% Fixed-to-Floating Rate Subordinated Notes due April 15, 2030 (the "Notes"). The Notes were offered pursuant to the Prospectus Supplement dated April 9, 2015 to the Prospectus dated March 16, 2015, filed as part of the Registration Statement on Form S-3 (File No. 333-202791) by the Company with the Securities and Exchange Commission (the "Commission") in the form in which it became effective on March 30, 2015. The Notes were sold pursuant to an underwriting agreement, dated April 9, 2015, between the Company and Sterne, Agee & Leach, Inc., as representatives of the underwriters named therein, as described in a Form 8-K filed by the Company with the Commission on April 10, 2015.

Base Indenture and First Supplemental Indenture

Attached as Exhibits 4.1 and 4.2 hereto are the Subordinated Indenture, dated April 15, 2015 (the "Base Indenture"), between the Company and Wilmington Trust, National Association, as Trustee (the "Trustee"), and the First Supplemental Indenture, dated April 15, 2015 (the "First Supplemental Indenture"), between the Company and the Trustee. The Base Indenture, as amended and supplemented by the First Supplemental Indenture, governs the terms of the Notes. The Base Indenture, the First Supplemental Indenture and the Form of Global Note are attached hereto as Exhibits 4.1, 4.2 and 4.3, respectively, and incorporated herein by reference. The foregoing descriptions of the Base Indenture and the First Supplemental Indenture are qualified in their entirety by reference to such exhibits.

Item 8.01 Other Events.

On April 15, 2015, the Company issued a press release announcing the closing of the offering of its Notes. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 4.1 Subordinated Indenture, dated as of April 15, 2015, between Financial Institutions, Inc. and Wilmington Trust, National Association, as Trustee.
Exhibit 4.2 First Supplemental Indenture, dated as of April 15, 2015, between Financial Institutions, Inc. and Wilmington Trust, National Association, as Trustee.
Exhibit 4.3 Form of Global Note to represent the 6.00% Fixed-to-Floating Rate Subordinated Notes due April 15, 2030 (included in Exhibit 4.2).
Exhibit 99.1 Press Release issued by Financial Institutions, Inc. on April 15, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Financial Institutions, Inc.

April 15, 2015	By:	/s/ Kevin B. Klotzbach

Name: Kevin B. Klotzbach
Title: Executive Vice President, Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

4.1	Subordinated Indenture, dated as of April 15, 2015, between Financial Institutions, Inc. and Wilmington Trust, National Association, as Trustee.
4.2	First Supplemental Indenture, dated as of April 15, 2015, between Financial Institutions, Inc. and Wilmington Trust, National Association, as Trustee.
4.3	Form of Global Note to represent the 6.00% Fixed-to-Floating Rate Subordinated Notes due April 15, 2030 (included in Exhibit 4.2).
99.1	Press Release issued by Financial Institutions, Inc. on April 15, 2015.